EX-99.906CERT

Certification

Pursuant to Section 906
of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Separate Portfolios (SPorts) Trust

Date of Form N-CSR:	May 31, 2014

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Separate Portfolios (SPorts) Trust and will be retained by Voya Separate Portfolios (SPorts) Trust and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of August, 2014.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

1

Certification

Pursuant to Section 906
of the

Sarbanes-Oxley Act of 2002

Name of Registrant:	Voya Separate Portfolios (SPorts) Trust

Date of Form N-CSR:	May 31, 2014

The undersigned, the principal financial officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.	such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to Voya Separate Portfolios (SPorts) Trust and will be retained by Voya Separate Portfolios (SPorts) Trust and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 6th day of August, 2014.

/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

2